UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2008
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 12, 2008, the Company issued a news release announcing unaudited financial results for the third fiscal quarter ended January 25, 2008. A copy of this news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Company also made available in conjunction with the news release additional quarterly financial information as of and for the quarter ended January 25, 2008. The additional quarterly information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits:
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on February 12, 2008 announcing financial results for the third fiscal quarter ended January 25, 2008

99.2	Additional quarterly financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on February 12, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: February 12, 2008	By:	/s/ Donald J. Radkoksi
Donald J. Radkoski
Chief Financial Officer, Treasurer and Assistant Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated February 12, 2008

Exhibit No.	Description

99.1	News release issued by Bob Evans Farms, Inc. on February 12, 2008 announcing financial results for the third fiscal quarter ended January 25, 2008

99.2	Additional quarterly financial information made available by Bob Evans Farms, Inc. in conjunction with the news release issued on February 12, 2008

4